UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2025

C3.AI, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction
of Incorporation)
1400 Seaport Blvd
Redwood City, CA
(Address of Principal Executive Offices)
001-39744
(Commission File Number)

26-3999357
(IRS Employer Identification No.)
94063
(Zip Code)
(650) 503-2200
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	AI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
Adoption of 2025 Inducement Plan
On September 14, 2025, the Board of Directors (the “Board”) of C3.ai, Inc. (the “Company”) unanimously approved and adopted the C3.ai, Inc. 2025 Inducement Plan (the “Inducement Plan”). The Inducement Plan provides for the grant of equity-based awards in the form of non-statutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards, and other stock-based awards. The Inducement Plan was adopted by the Board without stockholder approval pursuant to Section 303A.08 of the NYSE Listed Company Manual.
The Board has reserved 5,000,000 shares of the Company’s Class A Common Stock for issuance pursuant to awards granted under the Inducement Plan. Awards under the Inducement Plan may be granted only to persons who satisfy the standards for “employment inducement awards” under Section 303A.08 of the NYSE Listed Company Manual. Awards under the Inducement Plan must be approved by either (i) a majority of the Company’s “Independent Directors” (as determined under Section 303A.02 of the NYSE Listed Company Manual), or (ii) the Compensation Committee of the Board (“Compensation Committee”), provided that the Compensation Committee is composed solely of Independent Directors.
The Inducement Plan is incorporated herein by reference to Exhibit 99.1 of the Company’s registration statement on Form S-8, as filed with the Securities and Exchange Commission on September 15, 2025. The foregoing description of the terms of the Inducement Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Inducement Plan.
Item 9.01 Exhibits.

(d) Exhibits.

Exhibit	Exhibit Description	Incorporated by Reference
		Form	File No.	Exhibit	Filing Date
10.1	2025 Inducement Plan.	S-8	333-290265	99.1	September 15, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C3.ai, Inc.

Dated: September 18, 2025
	By:	/s/ Stephen Ehikian
Stephen Ehikian
Chief Executive Officer